UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 18, 2012

VOIS Inc.
(Exact name of registrant as specified in its charter)

Florida	000-33035	95-4855709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3525 Del Mar Heights Road, #802
San Diego, CA 92130
 (Address of principal executive offices, including zip code)

(858) 481-0423
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 18, 2012, VOIS Inc. (the “Company”) entered into a License Agreement (the “License Agreement”) with Mind Technologies, Inc. (“Mind Technologies”) whereby Mind Technologies granted the Company a non-exclusive license to use, operate, market make, have made, offer to sell, sell, have sold and otherwise transfer and commercially exploit Mind Technologies’ three thought-controlled software applications, Mind Mouse, Master Mind and Think-Tac-Toe, together with all trade names and documentation used in connection therewith (the “Licensed Products”).  The Licensed Products constitute neural processing software for thought-controlled technologies, allowing the user to interact with computers, gaming devices and other machines through the power of the mind.  The License Agreement was consummated pursuant to a Letter of Intent by and between the Company and Mind Technologies on or about October 16, 2012.

Mind Technologies granted the license to the Licensed Products to the Company in exchange for a one-time, advance license fee consisting of the issuance to Mind Technologies of 7,000,000 shares of restricted Common Stock of the Company.

The foregoing summary description of the terms of the License Agreement may not contain all information that is of interest to the reader. For further information regarding the terms of the License Agreement, this reference is made to such agreement, which is filed hereto as Exhibit 10.1, and is incorporated herein by this reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, ("Securities Act"), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an "Investor") confirmed to the Company that it or he is an "accredited investor," as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were "restricted securities" for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

10.1	License Agreement, dated as of December 18, 2012, by and among VOIS Inc. and Mind Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOIS INC.

By:	/s/ Kerry Driscoll
Kerry Driscoll President and Chief Executive Officer

Date:  December 20, 2012